Prospectus/Proxy Statement –
Please Vote Today!

FEDERATED U.S. GOVERNMENT BOND FUND

Federated U.S. Government Bond Fund will hold a special meeting of shareholders on August 13, 2012. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal to be considered at the special meeting.

It is important for you to vote and we encourage you to do so. We recommend that you read the Prospectus/Proxy Statement in its entirety to help you decide on the vote.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder, you have a right to vote on these changes and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

The proposal is to reorganize Federated U.S. Government Bond Fund into Federated Total Return Government Bond Fund (the “Reorganization”).

Why has the Board of Trustees recommended that I vote in favor of the proposal?

  The Board of Trustees recommends you vote in favor of the proposal because it believes that the Reorganization is in the best interest of Federated U.S. Government Bond Fund and its shareholders and that the interests of existing shareholders will not be diluted as a result of the Reorganization.
  After the Reorganization, shareholders of Federated U.S. Government Bond Fund will be invested in a more viable fund, with significantly lower expenses and somewhat similar objectives and strategies. Federated U.S. Government Bond Fund shareholders will receive shares in a more diversified portfolio of government securities with less interest rate sensitivity.

Please see the section entitled “Summary — Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.

How will the Reorganization affect my investment?

  The cash value of your investment will not change as a result of the Reorganization, and you will not have to pay any sales charge in connection with the transfer of your assets. You will receive shares of Federated Total Return Government Bond Fund with a total dollar value equal to the total dollar value of the Federated U.S. Government Bond Fund shares that you own at the time of the Reorganization.
If you own shares In:	You will receive shares of:
Federated U.S. Government Bond Fund	Federated Total Return Government Bond Fund
Class SS Shares	Class SS Shares
  The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
  Federated U.S. Government Bond Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.

When will the Reorganization occur?

Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about August 24, 2012.

Will my current account options transfer over to my new account?

Yes, these servicing features will transfer automatically to your Federated Total Return Government Bond Fund account. However, if you participate in a systematic investment program you will receive a communication requesting that you confirm your continued participation in such a plan.

What should I do in connection with the Reorganization?

Please vote your shares today. If the Reorganization is approved, your shares will automatically be exchanged for Federated Total Return Government Bond Fund shares. Please do not attempt to make the Reorganization exchange into Federated Total Return Government Bond Fund yourself.

How do I vote?

There are several ways in which you can cast your vote:

  You may vote in person at the August 13, 2012 meeting, or by completing and returning the proxy card enclosed with this statement.
  You may vote by telephone or through the internet. Please refer to your ballot for the appropriate toll-free telephone number and web address.

If you:

  Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
  Do not respond at all, we may contact you by telephone to request that you cast your vote.

Whom do I call if I have questions about this Prospectus/Proxy Statement?

Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.

Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

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FEDERATED U.S. GOVERNMENT BOND FUND

4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 13, 2012

TO SHAREHOLDERS OF FEDERATED U.S. GOVERNMENT BOND FUND:

A special meeting of shareholders of Federated U.S. Government Bond Fund will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern time), on August 13, 2012, for the following purposes:

(1)	To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Total Return Government Bond Fund would acquire all, or substantially all, of the assets of Federated U.S. Government Bond Fund, in exchange for Service Shares of Federated Total Return Government Bond Fund. The Service Shares of Federated Total Return Government Bond Fund held by Federated U.S. Government Bond Fund would then be distributed to Federated U.S. Government Bond Fund's shareholders, pro rata, in complete liquidation and termination of Federated U.S. Government Bond Fund;

and

(2)	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed June 15, 2012, as the record date for determination of shareholders entitled to vote at the meeting.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

June 26, 2012

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

June 26, 2012

Acquisition of the assets of

FEDERATED U.S. GOVERNMENT BOND FUND

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

By and in exchange for Service Shares of

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Federated U.S. Government Bond Fund (FUSGBF), with and into Federated Total Return Government Bond Fund (FTRGBF). Under the Plan, FUSGBF would transfer all or substantially all of it assets to FTRGBF, in exchange for Service Shares of FTRGBF. FTRGBF is expected to be the accounting survivor in the Reorganization. Service Shares of FTRGBF will be distributed pro rata by FUSGBF to its shareholders in complete liquidation and termination of FUSBGF. As a result of the Reorganization, each shareholder holding Service Shares of FUSGBF will become the shareholder of Service Shares of FTRGBF, having a total net asset value (“NAV”) equal to the total NAV of the shareholder's holdings in FUSGBF on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, FUSGBF and FTRGBF may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”

The Board of Trustees of FUSGBF (the “Board”) has determined that the Reorganization is in the best interests of FUSGBF, and that interests of the existing shareholders of FUSGBF will not be diluted as a result of the Reorganization. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary — Reasons for the Proposed Reorganization.”

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the ”Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary — Tax Consequences” and “Information about the Reorganization — Federal Income Tax Consequences” in this Prospectus/Proxy Statement.

The investment objective of FUSGBF is to pursue total return. The investment objective of FTRGBF is to pursue total return consistent with current income. For a comparison of the investment objectives, policies limitations and risks of FUSGBF with those of FTRGBF, see the section entitled “Summary — Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for FTRGBF, dated April 30, 2012, which is incorporated herein by reference. The Statement of Additional Information dated June 26, 2012 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by FTRGBF with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. In addition each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):

1. Statement of Additional Information for FTRGBF dated April 30, 2012 (File Nos. 33-60411 and 911-7309);

2. Annual Report for FUSGBF dated August 31, 2011 (File Nos. 2-98494 and 811-4489);

3. Annual Report for FTRGBF dated February 29, 2012 (File Nos. 33-60411 and 811-7309);

4. Semi-Annual Report for FUSGBF dated February 29, 2012 (File Nos. 2-98494 and 811-4489);

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Copies of these materials and other information about FUSGBF and FTRGBF may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202)551-8090. Reports and other information about FUSGBF and FTRGBF are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 13, 2012: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectus of FTRGBF accompanies this Prospectus/Proxy Statement.

If the proposal is approved, under the Plan, FUSGBF will transfer all, or substantially all, of its assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to FTRGBF, and which are not expected to be material in amount) to FTRGBF in exchange for Service Shares of FTRGBF. FUSGBF will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization. FTRGBF is expected to be the accounting survivor of the Reorganization. FTRGBF's Service Shares will be distributed pro rata by FUSGBF to its shareholders in complete liquidation and dissolution/termination of FUSGBF. As a result of the Reorganization, each shareholder of FUSGBF's Service Shares will become the shareholder of Service Shares of FTRGBF having a total NAV equal to the total NAV of the shareholder's holdings in FUSGBF on the date of the Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

FUSGBF's investment objective is to pursue total return. Somewhat similarly, FTRGBF's investment objective is to pursue total return consistent with current income.

The Reorganization was recommended to the Board because FUSGBF has experienced net outflows over the last five calendar years totaling $ 45 million, and in the opinion of Federated Investment Management Company, as the investment adviser to both FUSGBF and FTRGBF (the “Adviser”), the Fund's ability to generate significant flows over the long term is uncertain. Additionally, the Adviser and its affiliates have indicated that they may eliminate or substantially reduce the voluntary waiver and reimbursement of certain fees and operating expenses after November 1, 2012, such that FUSGBF's shares would be operated at or near their stated gross expense ratio (1.74%) which is considerably higher than FTRGBF's stated gross expense ratio (0.95%).

As of March 31, 2012, the total net assets were $29,855,030 for FUSGBF and $1,127,797,137 for FTRGBF – significantly more than FUSGBF.

Given the asset levels of FUSGBF in comparison to FTRGBF, the stability of FTRGBF's net asset level and the significant fee waivers to keep FUSGBF competitive, the Adviser believes that the proposed Reorganization will result in FUSGBF's shareholders receiving shares in a fund that: (i) is more viable; (ii)has somewhat similar objectives and strategies to FUSGBF; (iii) is a more diversified portfolio of U.S. government securities with less interest rate sensitivity; (iv) and has significantly lower expenses than FUSGBF. In addition, the Reorganization would provide the shareholders of FUSGBF with an investment product that continues to provide shareholders with total return investment strategy, consistent with current income.

In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act, in considering the proposed Reorganization, the Board took into account a number of factors, including:

  While FUSGBF has outperformed FTRGBF, this can largely be attributed to FUSGBF's longer duration which has benefited from a secular declining interest rate environment. On a risk adjusted basis, FTRGBF has performance metrics that have been superior to FUSGBF.
  While the Service Shares of FTRGBF charge up to 25 basis point 12b-1 distribution fee whereas FUSGBF does not charge any 12b-1 distribution fee, FTRGBF's total gross and net expenses (including Acquired Fund Fees and Expenses) are lower than those of FUSGBF. In addition, the Adviser has indicated that it may eliminate or substantially reduce the voluntary waiver and reimbursement of certain fees and operating expenses such that FUSGBF would be unable to maintain its expenses at their current levels as they reflect significant fee waivers;
  FTRGBF has a larger asset base than FUSGBF, giving it greater viability and growth prospects;

With respect to Reorganization-related expenses:

  FUSGBF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $20,000;
  FTRGBF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis;
  The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);

  FTRGBF will pay brokerage expenses related to the sale of any assets acquired in the proposed Reorganization and purchase of replacement securities (to maintain FTRGBF's duration and market position), estimated at $19,000.
  The effect on the net asset value of FUSGBF as a result of the payment of the direct proxy expenses would be approximately $0.006398 per share (before taking into account the impact of waivers). Given FUSGBF's large waiver positions and the fact that FUSGBF is being operated at its applicable voluntary expense caps, Federated will likely indirectly pay the expenses that FUSGBF is being asked to pay; and
  There will be no dilution to shareholders in the transaction, because each FUSGBF shareholder will become the owner of shares of FTRGBF having a total net asset value equal to the total net asset value of his or her holdings in FUSGBF on the date of the Reorganization.

In sum, FUSGBF shareholders will be receiving shares in a fund that is more competitive and more viable fund with expense ratios significantly below the expense ratios of FUSGBF. FUSGBF shareholders also will be receiving shares of FTRGBF in a Reorganization transaction that is intended to be tax-free and therefore will experience a more preferable tax result as compared to a liquidation of FUSGBF.

FTRGBF will benefit from the increase in its assets resulting from the Reorganization which will allow it the option of further diversifying its portfolio.

Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor FUSGBF and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in FUSGBF bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).

The Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), has determined that participation in the Reorganization is in the best interests of FUSGBF and the interests of the existing shareholders of FUSGBF will not be diluted as a result of the Reorganization. Therefore, the Board has approved, and is recommending that FUSGBF shareholders approve, the Reorganization of FUSGBF into FTRGBF.

TAX CONSEQUENCES

Tax-Free Reorganization Under The Code

As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by FUSGBF's shareholders. The aggregate tax basis of the shares of FTRGBF received by the FUSGBF shareholders will be the same as the aggregate tax basis of their shares in FUSGBF. Prior to the Reorganization FUSGBF will distribute to shareholders any previously undistributed ordinary income and net capital gains accumulated prior to the Reorganization. Any such distributions will be taxable to FUSGBF shareholders. For further discussion, see “Information About the Reorganization — Federal Income Tax Consequences.”

Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains

As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of FUSGBF for shares of FTRGBF as a result of the Reorganization. However, shareholders will incur capital gains or losses if they sell their shares of FUSGBF before the Reorganization becomes effective or sell/exchange their shares of FTRGBF after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.

For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by FUSGBF immediately before the Closing Date. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. It is anticipated that FUSGBF will transfer most, if not all, of FUSGBF's holdings to FTRGBF pursuant to the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of FUSGBF result in FUSGBF having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. FUSGBF does not intend to sell any of its portfolio securities, other than in the ordinary course of business, prior to the Reorganization. Consequently, because FUSGBF anticipates transferring most, if not all, of its securities to FTRGBF pursuant to the Reorganization, brokerage costs incurred in connection with the Reorganization and the repositioning of FUSGBF's portfolio are expected to be minimal.

However, FTRGBF may, following the Reorganization and depending on FTRGBF's portfolio composition and current market conditions, sell a substantial amount of assets received from FUSGBF pursuant to the Reorganization. Assuming FTRGBF sells, following the Reorganization, all of the securities received from FUSGBF and purchases replacement securities, the estimated brokerage costs to FTRGBF would be $19,000. If FTRGBF sells all of the securities received in the Reorganization, the impact on FTRGBF's net asset value resulting from the brokerage cost would be approximately $0.00017 per share.

As of their last fiscal year ends for which audited financial statements are available, neither FUSGBF nor FTRGBF had capital loss carryforwards. As of April 17, 2012, FUSGBF also had estimated year-to-date realized gains of $1,020,520 and unrealized gains of $3,154,774. In comparison, from March 1, 2012 through April 17, 2012, FTRGBF had estimated realized gains of $6,947,560 and unrealized gains of $ 58,753,160.

Shareholders of FUSGBF should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

THE BOARD OF TRUSTEES OF FUSGBF UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks of the Funds. Following the Reorganization, FUSGBF will follow the investment objective, limitations, policies and risks of FTRGBF. The investment objectives, policies and risks of the Funds are somewhat similar. While FUSGBF and FTRGBF are both government bond funds, with somewhat similar objectives and strategies, their duration strategy is quite different. FUSGBF's average effective duration is 6.2 units longer than that of FTRGBF (11.1 for FUSGBF and 4.9 for FTRGBF as of March 31, 2012).

The differences in the Funds' investment limitations are also discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.

INVESTMENT OBJECTIVES AND POLICIES

FUSGBF

The investment objective of FUSGBF is to provide total return.

FUSGBF is intended to provide returns consistent with investments in long-term securities issued or guaranteed by the U.S. government and U.S. government agencies. FUSGBF's overall strategy is therefore to invest in a portfolio consisting primarily of Treasury securities, U.S. government agency securities (including mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities) and related derivative contracts.

FUSGBF buys and sells portfolio securities based primarily on the Adviser's market outlook and analysis of how securities may perform under different market conditions. The Adviser's market outlook reflects multiple factors, including:

  current and expected U.S. economic growth;
  current and expected changes in the rate of inflation;
  the level of interest rates in other countries as compared to U.S. interest rates;
  the Federal Reserve Board's monetary policy; and
  technical factors affecting the supply or demand for specific securities or types of securities.

The Adviser's securities analysis considers, among other factors, the historical and expected performance of securities relative to their risks. Performance includes the potential for appreciation, as well as a security's expected yield. The analysis also considers some or all of the risks described below.

The Adviser evaluates the investment strategy by comparing the performance and composition of FUSGBF's portfolio to the performance and composition of the Bank of America Merrill Lynch 10+ Year Treasury Index (the “B of A Index”). Although there can be no assurance that FUSGBF's total return will exceed the Index's during any period, FUSGBF seeks to construct a portfolio that will perform favorably when compared to the Index over the long term. In pursuing this strategy, the composition of FUSGBF's portfolio will vary from the composition of the Index. FUSGBF's portfolio may also include individual securities not represented in the B of A Index.

The Adviser may seek to control risks by adopting policies that limit the extent to which FUSGBF's portfolio may vary from the Index. For example, under normal market conditions, the Adviser currently limits the effective duration of FUSGBF's portfolio to within approximately 50% of the effective duration of the Index. Effective duration provides a measure of the price sensitivity of a fixed-income security or portfolio of fixed-income securities to changes in interest rates. The Adviser may change these limitations at any time without prior approval from FUSGBF's trustees or shareholders.

Mortgage-backed, pass-through certificates are typically offered or traded on a “to-be-announced” or other delayed delivery basis. Other U.S. government securities may also be offered on a delayed delivery basis. FUSGBF will enter into trades on this basis in order to participate in these offerings or trade these securities. FUSGBF may also seek to increase its income by engaging in dollar-roll transactions.

FUSGBF may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, FUSGBF may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, FUSGBF may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract;
  hedge against potential losses; or
  take advantage of expected changes in the yield curve.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

FUSGBF invests in overnight repurchase agreements or money market funds in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions.

Because FUSGBF refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable FUSGBF to invest, under normal circumstances, less than 80% of its assets in U.S. government investments.

FUSGBF may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause FUSGBF to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

FTRGBF

The investment objective of FTRGBF is to pursue total return consistent with current income.

FTRGBF's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities.

FTRGBF is intended to provide returns consistent with investments in U.S. government and government agency securities. The Fund's overall strategy is therefore to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities (including mortgage-backed securities issued by U.S. government agencies or instrumentalities) and related derivative contracts. FTRGBF may also invest in bonds that are issued by banks and guaranteed by the FDIC.

The Adviser evaluates the investment strategy by comparing the performance and composition of FTRGBF's portfolio to the performance and composition of the Barclays Government Bond Index (“BGB Index”) (formerly, Barclays Capital Government Bond Index), an index composed of U.S. government and government agency securities with maturities of one year or more. Although there can be no assurance that FTRGBF's total return will exceed the BGB Index's during any period, FTRGBF seeks to construct a portfolio that will perform favorably when compared to the BGB Index over the long term. In pursuing this strategy, the composition of the Fund's portfolio will vary from the composition of the BGB Index. FTRGBF's portfolio may also include individual securities not represented in the BGB.

The Adviser may seek to control risks by adopting policies that limit the extent to which FTRGBF's portfolio may vary from the BGB Index. Under normal market conditions, the Adviser currently limits the effective duration of FTRGBF's portfolio to within 20% of the effective duration of the BGB Index. Effective duration provides a measure of the price sensitivity of a fixed-income security or portfolio of fixed-income securities to changes in interest rates. For example, if interest rates rise by one percentage point (in parallel shift) the net asset value (NAV) of a fund with an average duration of five years theoretically would decline about 5.0%. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

In implementing FTRGBF's investment strategy, the Adviser typically will take into consideration: (i) overall levels of interest rates; (ii) volatility of interest rates; (iii) relative interest rates of securities with longer and shorter durations (known as “yield curve”); and (iv) relative interest rates of different types of securities (such as U.S. Treasury securities, U.S. government securities and mortgage-backed securities).

Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular MBS or derivative contracts, including: the securities' specific interest rate and prepayment risks; and price sensitivity to changes in market spread levels and in the level of interest rate volatility. In analyzing mortgage-backed securities, the Adviser may also consider the average interest rates of the underlying loans, the prior and expected prepayments and any guarantee of the security or underlying loans by a government-sponsored entity.

FTRGBF may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which FTRGBF can invest, or to hedge against a potential loss in the underlying asset. FTRGBF may use futures contracts, options, options on futures (including those relating to interest rates) and swaps as tools in the management of portfolio assets, or other elements of its investment strategy. There can be no assurance that FTRGBF's use of derivative instruments will work as intended.

You should obtain a copy of FTRGBF's Statement of Additional Information for a more detailed description of the Adviser's investment process.

Because FTRGBF refers to U.S. government bond in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable FTRGBF to invest, under normal circumstances, less than 80% of its assets (plus any borrowings for investment purposes) in U.S. government investments.

FTRGBF may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or by holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect FTRGBF's investment returns and/or the ability to achieve FTRGBF's investment objectives.

COMPARISON OF RISKS

Because each Fund has somewhat similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund.

The following summarizes some of the more significant risk factors relating to both Funds.

  Interest Rate Risk. Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
  Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held.
  Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
  Risk of Investing in Derivative Contracts and Hybrid Instruments. The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the failure of the counterparty to meet its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund's exposure to the underlying investment. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts. The loss on derivative transactions may substantially exceed the initial investment.
  Prepayment Risk. The Fund may invest in mortgage-backed securities, which may be subject to prepayment risk. If interest rates fall, and unscheduled prepayments on such securities accelerate, the Fund will be required to reinvest the proceeds at the lower interest rates then available.

FUSGBF is also subject to the following risks to a greater extent than FTRGBF in that FUSGBF invests a greater portion of its assets, relative to FTRGBF, in callable securities and treasury securities and temporary inflation protected securities:

  Call Risk. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.
  Risk of investing in Inflation-Protected Securities. The value of inflation-protected securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the Fund's investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. Generally, when real interest rates rise, the value of inflation-protected securities will fall and the Fund's value may decline as a result of this exposure to these securities. The greatest risk occurs when interest rates rise and inflation declines.

FTRGBF is also subject to the following risks to a greater extent than FUSGBF in that FTRGBF invests a greater portion of its assets, relative to FUSGBF, in mortgage-backed securities and repurchase agreements:

  MBS Risk. A rise in interest rates may cause the value of mortgage-backed securities (MBS) held by the Fund to decline. Certain MBS issued by U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. The Fund's investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
  Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
  Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Asset Segregation Risk. The requirement to secure its obligations in connection with certain transactions, including derivatives or other transactions that expose it to an obligation of another party, by owning underlying assets, may cause the Fund to miss favorable trading opportunities, or to realize losses on such offsetting transactions.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's board without shareholder approval.

The fundamental investment limitations of the Funds are the same, however, there are differences in the non-fundamental limitations regarding concentration and purchases on margin. Additionally, FUSGBF has a non-fundamental investment policy regarding commodities.

The following chart compares the fundamental and non-fundamental limitations of FUSGBF and FTRGBF.

FUSGBF	FTRGBF
Diversification (Fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if the Fund would own more than 10% of the outstanding voting securities of that issuer.	Diversification (Fundamental) Same
Borrowing Money (Fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).	Borrowing Money and Issuing Senior Securities (Fundamental) Same
Investing in Real Estate (Fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate (Fundamental) Same
Investing in Commodities (Fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities (Fundamental) Same
Underwriting (Fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting (Fundamental) Same
Lending Cash or Securities (Fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending Cash or Securities (Fundamental) Same
Concentration (Fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.	Concentration (Fundamental) Same
Investing in Illiquid Securities (Non-Fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's assets.	Illiquid Securities (Non-Fundamental) Same
Pledging Assets (Non-Fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	Pledging Assets (Non-Fundamental) Same

FUSGBF	FTRGBF
Concentration (Non-Fundamental)
In applying the Fund's concentration restrictions: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations as a matter of non-fundamental policy, the Fund will not exclude foreign banks from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activists in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”	Concentration (Non-Fundamental)
In applying the Fund's concentration restrictions: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) asset-backed securities will be classified according to the underlying assets securing such securities.
Purchases on Margin (Non-Fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Purchases on Margin (Non-Fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.
Investing in other Investment Companies (Non-Fundamental) None	Investing in other Investment Companies (Non-Fundamental)
The Fund may invest in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicative expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser.
The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

FUSGBF has a non-fundamental investment policy regarding commodities, that states: “That investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.”

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The procedures for purchasing, redeeming and exchanging shares of FUSGBF are substantially similar to those for purchasing, redeeming and exchanging shares of FTRGBF. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.

COMPARATIVE FEE TABLES

Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.

You will not pay any sales charges in connection with the Reorganization.

Set forth in the tables below is information regarding the fees and expenses incurred by Service Shares of FTRGBF and FUSGBF, and the anticipated pro forma fees for the Service Shares of FTRGBF after giving effect to the Reorganization. It is anticipated that FTRGBF will be the accounting survivor after the Reorganization.

federated u.s. government bond fund service shares – Federated total return government bond fund service shares

Fees and Expenses

This table describes: (1) the actual fees and expenses for the Service Shares (SS) of Federated U.S. Government Bond Fund for the fiscal year ended August 31, 2011; (2) the actual fees and expenses for the Service Shares (SS) of Federated Total Return Government Bond Fund for the fiscal year ended February 29, 2012; and (3) the pro forma fees and expenses of the Service Shares (SS) of Federated Total Return Government Bond Fund on a combined basis after giving effect to the Reorganization.

Shareholder Fees	Federated U.S. Government Bond Fund – SS	Federated Total Return Government Bond Fund – SS	Federated Total Return Government Bond Fund – SS Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.60%	0.30%	0.30%
Distribution (12b-1) Fee	None	0.25%	0.25%
Other Expenses	1.13%	0.40%	0.40%
Acquired Fund Fees and Expenses	0.01%	None	None
Total Annual Fund Operating Expenses	1.74%	0.95%	0.95%
Fee Waivers and/or Expense Reimbursements	0.43%(1)	0.30% (2)	0.30% (2)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.31%	0.65%	0.65%

1	Federated U.S. Government Bond Fund's adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's SS class (after the voluntary waivers and/or reimbursements) will not exceed 1.30% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) November 1, 2012; or (b) the date of the Fund's next effective prospectus. While the Fund's adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
2	Effective May 1, 2012, Federated Total Return Government Bond Fund's adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund's SS class (after the voluntary waivers and/or reimbursements) will not exceed 0.65% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2013; or (b) the date of the Fund's next effective prospectus. While the Fund's adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees. If this Reorganization is approved, the Termination Date will be extended to up to but not including the later of: (a) June 1, 2013; or (b) the date of the Fund's next effective Prospectus.

Example

This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the each Fund's shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated U.S. Government Bond Fund – SS	$177	$548	$944	$2,052

	1 Year	3 Years	5 Years	10 Years
Federated Total Return Government Bond Fund – SS	$97	$303	$525	$1,166
Federated Total Return Government Bond Fund – SS, Pro Forma Combined	$97	$303	$525	$1,166

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund's performance. During the most recent fiscal year, FTRGBF's portfolio turnover rate was 152% and FUSGBF's portfolio turnover rate was 158% of the average value of each Fund's respective portfolio.

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION

The performance information shown below will help you analyze FUSGBF's and FTRGBF's investment risks in light of their historical returns. The bar charts compare the potential risks and rewards of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's performance on a calendar year-to-year basis.

The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how the Funds' average annual total returns for one year, five years and 10 years (or start of performance if shorter) compare to the returns of a broad-based securities market index. The average annual total returns are reduced to reflect applicable sales charges. In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The tables also show returns for the applicable Fund's broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.

Federated U.S. Government Bond Fund – Service Shares

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's SS class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's total return for the nine-month period from January 1, 2012 to March 31, 2012, was (4.65)%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 21.14% (quarter ended September 30, 2011.) Its lowest quarterly return was (6.88)% (quarter ended June 30, 2009).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's SS class to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant through a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plan.

(For the Period Ended December 31, 2011)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	16.69%	8.62%	7.44%
Return After Taxes on Distributions	15.14%	5.69%	5.10%
Return After Taxes on Distributions and Sale of Shares	11.43%	5.91%	5.17%
Bank of America Merrill Lynch 10+ Year Treasury Index[1] (reflects no deduction for fees, expenses or taxes)	29.06%	10.90%	8.89%
1	Bank of America Merrill Lynch 10+ Year Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities greater than 10 years.

Federated Total Return Government Bond Fund – Service Shares

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's SS class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's SS class total return for the three-month period from January 1, 2012 to March 31, 2012, was (0.30)%.

Within the periods shown in the bar chart, the Fund's IS class highest quarterly return was 6.65% (quarter ended December 31, 2008). Its lowest quarterly return was (2.60)% (quarter ended June 30, 2004).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's SS class to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Period Ended December 31, 2011)

Share Class	1 Year	5 Years	10 Years
SS:
Return Before Taxes	7.30%	6.04%	5.32%
Return After Taxes on Distributions	6.29%	4.74%	3.88%
Return After Taxes on Distributions and Sale of Fund Shares	4.80%	4.43%	3.71%
Barclays Government Bond Index[1] (reflects no deduction for fees, expenses or taxes)	9.02%	6.56%	5.59%
1	Barclays Capital changed the name of the BGB Index from “Barclays Capital Government Bond Index” to “Barclays Government Bond Index.” The Barclays Government Bond Index is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

Financial Highlights

The Financial Highlights for FUSGBF and FTRGBF are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

For FUSGBF, this information beginning with the year ended August, 31, 2010, was audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in the Annual Report. The previous years were audited by another independent registered public accounting firm ..

For FTRGBF, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

INVESTMENT ADVISERS

The investment adviser for the Funds is Federated Investment Management Company (“Adviser”). The Board selects and oversees the Adviser. The Adviser manages the Funds' assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser, and other subsidiaries of Federated advise approximately 136 equity, fixed-income and money market mutual funds, as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S/offshore funds), which totaled approximately $369.7 billion in assets as of December 31, 2011. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,352 employees. Federated provides investment products to approximately 4,700 investment professionals and institutions.

The Adviser advises approximately 91 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $273.8 billion in assets as of December 31, 2011.

Portfolio Management Information

FUSGBF

Donald T. Ellenberger

Donald T. Ellenberger has been the Fund's portfolio manager since October 2009. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1997 through 2004. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

FTRGBF

Todd A. Abraham

Todd A. Abraham has been the Fund's Portfolio Manager since February 2003. He is Vice President of the Fund and the Co-Head of the Government/Mortgage Backed Fixed Income Groups. Mr. Abraham was a Portfolio Manager from 1995 to 2004 and has been a Senior Portfolio Manager since 2004. He was a Vice President of the Fund's Adviser from 1997 through 2007 and has been a Senior Vice President of the Fund's Adviser since January 2007. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President of the Fund's Adviser from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from Loyola College.

Additional Portfolio Manager Information

Each Fund's SAI provides information about the Fund's Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

FUSGBF and FTRGBF pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary — Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

FTRGBF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.30% of FTRGBF's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse FTRGBF for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement. A discussion of the Board's review of each Fund's investment advisory contract is available in each Fund's shareholder reports as they are produced. .

In comparison, FUSGBF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of FUSGBF's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse FUSGBF for certain operating expenses.

Administrative Fees

Federated Administrative Services (FAS), an affiliate of the Adviser, serves as administrator to both FUSGBF and FTRGBF and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS' minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may voluntarily choose to waive a portion of its fee.

Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

Service Fees

Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of FUSGBF and of the FTRGBF's SS Shares to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.

Rule 12b-1 Fees

Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the Adviser, is the principal distributor for shares of both Funds. FUSGBF has no 12b-1 fee while FTRGBF's Service Shares has a 12b-1 fee of up to 0.25% of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. When FSC receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.

Account Administration Fees

Each Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to each Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees

Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund's shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments To Financial Intermediaries

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of FUSGBF's shares are the same as those applicable to the purchase, redemption and exchange of FTRGBF's shares. Reference is made to the Prospectuses of FUSGBF and FTRGBF, dated October 31, 2011, and April 30, 2012, respectively, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of FUSGBF's shares and FTRGBF's shares, respectively. Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.

Purchases

Shares of a Fund may be purchased any day the New York Stock Exchange (NYSE) is open. When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days when shares of the Fund cannot be purchased or redeemed. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

Purchases of shares of each Fund may be made through a financial intermediary, directly from the Fund by wire and by check, or through an exchange from the same share class of another Federated fund (you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations). Each Fund reserves the right to reject any request to purchase or exchange shares.

Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member. Each Fund reserves the right to reject any request to purchase or exchange shares.

The required minimum investment amounts in each Fund are $1,000,000 for initial investments. There are no required subsequent investment amounts.

The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of IS or SS classes (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus):

  An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
  An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
  A Trustee/Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
  An employer-sponsored retirement plan;
  A trust institution investing on behalf of its trust customers;
  Additional sales to an investor (including a natural person) who owned SS classes of the Fund as of December 31, 2008;
  An investor (including a natural person) who acquired SS classes of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of IS or SS classes (see “How to Purchase Shares” below):

  An investor, other than a natural person, purchasing SS classes directly from the Fund; and
  In connection with an initial purchase of SS classes through an exchange, an investor (including a natural person) who owned SS classes of another Federated fund as of December 31, 2008.

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

Redemptions and Exchanges

Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.

Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Other Share Class Offered by FTRGBF

FTRGBF also offers Institutional Shares. All share classes have other expenses which affect their performance. A shareholder in FTRGBF's Service Shares may exchange their Shares for Institutional Shares if the shareholder meets the Institutional Shares' eligibility criteria and investment minimum and follows the procedure for an exchange described in FTRGBF's prospectus. Such exchange of classes would be a taxable transaction. For information on whether or not you are eligible to purchase Institutional Shares, please request an Institutional Shares Prospectus for FTRGBF by calling 1-800-341-7400. To request a Statement of Additional Information, please call 1-800-341-7400.

Distributions

FTRGBF and FUSGBF distribute any net ordinary income monthly to its shareholders. Distributions are paid to all shareholders invested in the respective Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to receive the distribution.

In addition, the Funds distribute any net capital gains at least annually, and may make special distributions of ordinary income and capital gains as may be necessary to meet applicable regulatory requirements. Ordinary income and capital gain distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Distributions may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

Tax Information

It is anticipated that each Fund's distributions will be primarily ordinary income and capital gains. Each Fund's distributions are taxable to you whether paid in cash or reinvested, and are taxable at different rates depending on the source of the income, and with regard to capital gains, the length of time that the Fund held the sold assets.

Frequent Trading

Frequent or short-term trading into and out of each Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.

Each Fund's board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies

Each Fund's Statement of Additional Information (SAI) contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after August 24, 2012. On the Closing Date, all, or substantially all,, of the assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to FTRGBF, and which are not expected to be material) of FUSGBF will be transferred to FTRGBF. In exchange for the transfer of these assets, FTRGBF will simultaneously issue to FUSGBF a number of full and fractional Service Shares of FTRGBF equal in value to the aggregate NAV of the Service Shares of FUSGBF calculated as of 4:00 p.m. on the Closing Date.

The value of FUSGBF's assets to be acquired by FTRGBF shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in FTRGBF's Declaration of Trust and its current Prospectuses and SAI, or such other valuation procedures as FUSGBF and FTRGBF shall mutually agree. There are no material differences between the valuation procedures of FUSGBF and FTRGBF. Consequently, it is not anticipated that the use of FTRGBF's valuation procedures will result in a material revaluation of FUSGBF's assets at the time of the Reorganization. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund's fair valuation procedures described in the Funds' Prospectuses and SAI.

FUSGBF will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Service Shares of FTRGBF, FUSGBF will distribute Service Shares of FTRGBF pro rata to FUSGBF shareholders of record of Service Shares in complete liquidation of FUSGBF. Shareholders of FUSGBF owning shares on the Closing Date of the Reorganization will receive that number of Service Shares of FTRGBF which have the same aggregate value as the shareholder had in FUSGBF immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of FUSGBF's shareholders on the share records of FTRGBF's transfer agent. FTRGBF does not issue share certificates to shareholders. Following the consummation of the Reorganization, FUSGBF will then be dissolved.

The transfer of shareholder accounts from FUSGBF to FTRGBF will occur automatically. It is not necessary for FUSGBF shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by FUSGBF's shareholders; and (ii) the receipt by the Trust and FTRGBF of an opinion to the effect that the Reorganization will be tax-free to FUSGBF, its shareholders and FTRGBF. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the boards determine that the Reorganization is not in the best interest of the shareholders of FUSGBF or FTRGBF, respectively.

Background and Board Considerations Relating to the Reorganization

In determining to recommend that participation in the Reorganization is in the best interests of FUSGBF and its shareholders, and in approving the Plan, the Board considered a number of factors, including the following:

  While FUSGBF has outperformed FTRGBF, this can largely be attributed to FUSGBF's longer duration which has benefited from a secular declining interest rate environment. On a risk adjusted basis, FTRGBF has performance metrics that have been superior to FUSGBF.
  While the Service Shares of FTRGBF charge up to 25 basis point 12b-1 distribution fee whereas FUSGBF does not charge any 12b-1 distribution fee, FTRGBF's total gross and net expenses (including Acquired Fund Fees and Expenses) are lower than those of FUSGBF. In addition, the Adviser has indicated that it may eliminate or substantially reduce the voluntary waiver and reimbursement of certain fees and operating expenses such that FUSGBF would be unable to maintain its expenses at their current levels as they reflect significant fee waivers;
  FTRGBF has a larger asset base than FUSGBF, giving it greater viability and growth prospects;

With respect to Reorganization-related expenses:

  FUSGBF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $20,000;
  FTRGBF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis;
  The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);

  FTRGBF will pay brokerage expenses related to the sale of any assets acquired in the proposed Reorganization (to maintain FTRGBF's duration and market position), estimated at $19,000.
  The effect on the net asset value of FUSGBF as a result of the payment of the direct proxy expenses would be approximately $0.006398 per share (before taking into account the impact of waivers). Given FUSGBF's large waiver positions and the fact that FUSGBF is being operated at its applicable voluntary expense caps, Federated will likely indirectly pay the expenses that FUSGBF is being asked to pay; and
  There will be no dilution to shareholders in the transaction, because each FUSGBF shareholder will become the owner of shares of FTRGBF having a total net asset value equal to the total net asset value of his or her holdings in FUSGBF on the date of the Reorganization.

Based upon all the foregoing considerations, the Board concluded that the Reorganization will not result in dilution of FUSGBF shareholders and is in the best interests of FUSGBF and its shareholders. The Board, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(9) of the 1940 Act), have reviewed and unanimously approved the Plan. The Board recommends that FUSGBF shareholders approve the Plan.

Cost of the Reorganization

FUSGBF and FTRGBF will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Plan and as summarized below. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by each Fund; proxy solicitation costs; and other related administrative or operational costs. FUSGBF will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $20,000. FTRGBF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis. Additionally, FTRGBF will way any brokerage charges incurred in connection with the sale of any securities received fro FUSGBF in the Reorganzation. The Adviser will pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization. Given the large waiver positions of FUSGBF, and the fact that FUSGBF is being operated at its applicable voluntary expense caps, it is anticipated that the Adviser or its affiliates will indirectly pay the expenses that FUSGBF is being asked to bear (except for brokerage and other transaction related expenses associated with the purchase of portfolio securities by FUSGBF prior to the Reorganization).

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.

DESCRIPTION OF FTRGBF'S SHARE CLASSES AND CAPITALIZATION

The Service Shares of FTRGBF to be issued to the shareholders of FUSGBF's Service Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of FTRGBF provided herewith for additional information about Service Shares of FTRGBF.

The following table sets forth the unaudited capitalization of FUSGBF's Service Shares and FTRGBF's Service Shares as of April 30, 2012, and on a pro forma combined basis after giving effect to the Reorganization as of that date:

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated U.S. Government Bond Fund – Service Shares	$31,073,723	3,166,481	$9.81
Adjustments	—	(537,570)
Federated Total Return Government Bond Fund – Service Shares	$562,445,759	47,571,968	$11.82
Federated Total Return Government Bond Fund, Pro Forma Combined – Service Shares	$593,519,482	50,200,879	$11.82
1	Does not reflect additional $724,409,910 in assets of Federated Total Return Government Bond Fund represented by another share class.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

  the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and FUSGBF and FTRGBF each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
  no gain or loss will be recognized by FTRGBF upon its receipt of FUSGBF's assets in exchange for Service Shares of FTRGBF;
  no gain or loss will be recognized by FUSGBF upon transfer of its assets to FTRGBF solely in exchange for the Service Shares of FTRGBF or upon the distribution of FTRGBF Service Shares to FUSGBF's shareholders in exchange for their FUSGBF Service Shares;
  no gain or loss will be recognized by shareholders of FUSGBF upon exchange of their FUSGBF Service Shares for FTRGBF Service Shares;
  the tax basis of the assets of FUSGBF in the hands of FTRGBF will be the same as the tax basis of such assets to FUSGBF immediately prior to the Reorganization;
  the aggregate tax basis of FTRGBF Service Shares received by each shareholder of FUSGBF pursuant to the Reorganization will be the same as the aggregate tax basis of the Service Shares of FUSGBF held by such shareholder immediately prior to the Reorganization;
  the holding period of FTRGBF's Service Shares received by each shareholder of FUSGBF will include the period during which FUSGBF's Service Shares exchanged therefore were held by such shareholder, provided the Service Shares of FUSGBF were held as capital assets on the date of the Reorganization; and
  the holding period of the assets of FUSGBF in the hands of FTRGBF will include the period during which those assets were held by FUSGBF.

The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on FUSGBF, FTRGBF or any shareholder of FUSGBF with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of FUSGBF would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FUSGBF shares and the fair market value of FTRGBF shares received in exchange therefore.

FUSGBF may dispose of portfolio securities in the ordinary course of business, prior to the Reorganization (which may result in the realization of capital gains). Before the Reorganization, FUSGBF will distribute any ordinary income and net capital gains to shareholders. Any such distributions will be taxable to shareholders.

See the discussion entitled “Summary — Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of FUSGBF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the forgoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. FUSGBF and FTRGBF were each established under the laws of the Commonwealth of Massachusetts. Both Funds are governed by their respective Declarations of Trust, Bylaws and Boards, in addition to applicable state and federal law. The rights of shareholders of FTRGBF and FUSGBF are set forth in their respective Declaration of Trust and Bylaws. Set forth below is a brief summary of the significant rights of shareholders of FTRGBF and shareholders of FUSGBF. Each Fund may be referred to as a “Trust” in the chart below.

CATEGORY	SHAREHOLDER RIGHTS FTRGBF	SHAREHOLDER RIGHTS FUSGBF
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the prospectuses of FTRGBF and FUSGBF)	None	Same
Minimum Account Size	Service Shares $1,000,000 As provided in the Fund's Prospectus	Same
Annual Meeting	Not required	Not required
Right to Call Shareholder Meetings	Special meetings of the shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and must be called by the Trustees upon the written request of shareholders owning a least one-tenth of the outstanding shares entitled to vote at the meeting.	Same
Notice of Meeting	Notice must be given by the Secretary of the Trust at least 15 days before the meeting.	Same
Record Date for Meetings	A period not exceeding ninety (90) days preceding the date of any meeting of shareholders of the Trust or any Fund or Class.	A period not exceeding sixty (60) days preceding the date of any meeting of shareholders of the Trust or any Fund or Class
Quorum for Meetings	Except as otherwise provided by law, the presence in person or by proxy of the holders of: (a) one-half of the Shares of the Trust on all matters requiring a Majority Shareholder Vote, as defined in the Investment Company Act of 1940; or (b) one-third of the Shares of the Trust on all other matters permitted by law, in each case, entitled to vote without regard to Class shall constitute a quorum at any meeting of the Shareholders, except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-half, or one-third, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of the Trust or all Series and Classes then outstanding and entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, holders of one-fourth of the total number of Shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series or Class. If a quorum, as defined above, shall not be present for the purpose of any vote that may properly come before the meeting, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of the Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as above defined, entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law or of this Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee, and all other matters shall be decided by a majority of the votes cast entitled to vote thereon.

CATEGORY	SHAREHOLDER RIGHTS FTRGBF	SHAREHOLDER RIGHTS FUSGBF
Vote Required for Election of Trustees	Unless otherwise required by the 1940 Act or other applicable law, or unless the Trustees determine otherwise, a Trustee shall be elected by the Trustees and shareholder shall have no right to elect Trustees. Where the 1940 Act requires a shareholder vote for the election of Trustees, a plurality of the votes cast is required to elect a Trustee.	Same
Adjournment of Meetings	In the absence of a quorum, a plurality of the Shares present and entitled to vote may adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such a matter is present.	Same
Removal of Trustees by Shareholders	A Trustee may be removed from office at any special meeting of shareholders by a vote of two-thirds of the outstanding shares	Same
Personal Liability of Officers and Trustees	The Trust will indemnify Trustees and others of the Trust against liabilities and expenses that are incurred by virtue of having been a Trustee or Officer. However, Trustees and officers of the Trust will be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.	Same
Personal Liability of Shareholders	The Trustees, officers, employees or agents of the Trust shall have no power to bind any shareholder of any Fund or Class personally or to call upon such shareholder for the payment of any sum of money or assessment whatsoever, other than such as the shareholder may at any time agree to pay by way of subscription for any shares or otherwise.
	No shareholder or former shareholder of any Fund or Class shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Fund or Class arising out of any action taken or omitted for or on behalf of the Trust or such Fund or Class, and the Trust or such Fund or Class shall be solely liable therefore and resort shall be had solely to the property of the relevant Fund or Class of the Trust for the payment or performance thereof.	Same
Right of Inspection	The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of the Fund shall be open to the inspection of the shareholders of the Fund; and no shareholder shall have any right of inspecting any account of book or document of the Trust except that, to the extent such account or book or document relates to the Fund in which he is a Shareholder or the Trust generally, such Shareholder have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the relevant Fund.	Same
Number of Authorized Shares; Par Value	Unlimited; No Par Value	Same

INFORMATION ABOUT FUSGBF AND FTRGBF

WHERE TO FIND ADDITIONAL INFORMATION

Information about FUSGBF is included in its Prospectus and SAI dated October 31, 2011, each of which is incorporated herein by reference. Information about FTRGBF is included in its Prospectus and its SAI dated April 30, 2012, each of which is incorporated herein by reference. A copy of the Prospectus for FTRGBF accompanies this Prospectus/Proxy Statement. Copies of the SAI of FTRGBF, the Prospectus and SAI of FUSGBF and the SAI dated June 26, 2012, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of FUSGBF and FTRGBF are also available electronically at Federated's website at www.FederatedInvestors.com.

FUSGBF and FTRGBF are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board of FUSGBF. The proxies will be voted at the special meeting of shareholders of FUSGBF to be held at 2:00 p.m. (Eastern time) on August 13, 2012, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including _____ are available online at _______.

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FUSGBF or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Adviser or its affiliates, or, if necessary, the communications firm AST Fund Solutions, retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about June 28, 2012, to shareholders of record at the close of business on July 6, 2012 (the “Record Date”).

FUSGBF's Annual Report, which includes audited financial statements for the fiscal year ended August 31, 2011, was previously mailed to shareholders of FUSGBF. FTRGBF's Annual Report, which includes audited financial statements for the fiscal year ended February 29, 2012, was previously mailed to shareholders of FTRGBF. FUSGBF and FTRGBF will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of FUSGBF is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of FTRGBF are not being solicited since their approval is not required in order to effect the Reorganization.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

In order to hold the Special Meeting, a “quorum” of shareholders of FUSGBF must be present. Holders of one-fourth of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (A) more than 50% of the outstanding voting securities of FUSGBF; or (B) 67% or more of the voting securities of FUSGBF present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy;

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the special meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

As of ___________, 2012, FUSGBF had the following numbers of outstanding shares of beneficial interest:

Name of Fund	Share Class	Outstanding Shares
Federated U.S. Government Bond Fund	Service Shares

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of FUSGBF management, as of _______, 2012, the following entities held beneficially or of record more than 5% of FUSGBF's outstanding share classes.

Title of Class	Name and Address	Shares	Percentage of Shares
Federated U.S. Government Bond Fund – Service Shares	123 Unknown Street PO Box 1234 Somewhere, USA 12345		00.00%

Officers and Directors of FUSGBF own less than 1% of each class of FUSGBF's outstanding shares.

As of ___________, 2012, FTRGBF had the following numbers of outstanding shares of beneficial interest:

Name of Fund	Share Class	Outstanding Shares
Federated U.S. Government Bond Fund	Service Shares

To the knowledge of FTRGBF's management, as of _________, 2012, the following entities held beneficially or of record more than 5% of FTRGBF's outstanding share classes.

Title of Class	Name and Address	Shares	Percentage of Shares
Federated Total Return Government Bond Fund – Service Shares	123 Unknown Street PO Box 1234 Somewhere, USA 12345		00.00%

Officers and Trustees own less than 1% of each class of FTRGBF's outstanding shares.

Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.

[TO BE FILED BY AMENDMENT]

INTERESTS OF CERTAIN PERSONS

The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of the Trusts.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

All shareholder communication should be directed to the Corporation's Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of FUSGBF.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

June 26, 2012

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
(“C” REORGANIZATION)

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of August 2012, by and between Federated Total Return Government Bond Fund, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquiring Fund”), and Federated U.S. Government Bond Fund, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Service Shares) the “Acquired Fund Shares”) in exchange solely for shares (Service Shares), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); and (ii) the distribution of the Acquiring Fund Shares to the holders of the outstanding shares of the Acquired Fund; and (iii) the liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and Acquired Fund are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Board of Trustees of the Acquired Fund has determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional shares of Acquiring Fund Shares, determined by multiplying (a) the shares outstanding of the Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund Shares by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the Acquiring Fund Shares in exchange for their Acquired Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date to the extent that they do not have continuing value to the Acquiring Fund.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

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1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution and termination.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8 TERMINATION. The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

1.10 OTHER REORGANIZATION-SPECIFIC ITEMS.

Any privileges granted to any Acquired Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Acquired Fund Shareholder opened on the books and records of the Acquiring Fund as part of the Reorganization, and not to any existing account with the Acquiring Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of an Acquired Fund Shareholder with the Acquiring Fund or any other fund within the Federated Family of Funds.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Trustees (“Board”) of the Acquiring Fund and Acquired Fund).

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

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ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about August 24, 2012, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund, as follows:

a)	The Acquired Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.
b)	The Acquired Fund is registered as an open-end management investment company under the 1940 Act, the Acquired Fund's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund's shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Acquired Fund's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

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e)	The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).
f)	Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Acquired Fund's financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Acquired Fund as of August 31, 2011, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
h)	The unaudited financial statements of the Acquired Fund as of February 29, 2012, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
i)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.
j)	As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund's knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k)	The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund's Board and committees of the Acquired Fund's Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.
l)	The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
m)	All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
n)	All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

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o)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.
p)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.
q)	The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
r)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
s)	The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
t)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or the Commonwealth of Massachusetts law for the execution of this Agreement by the Acquired Fund, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Acquired Fund, for itself and on behalf of the Acquired Fund, except, in each case, for: (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under the Commonwealth of Massachusetts law; (ii) such other consents, approvals, authorizations and filings as have been made or received; and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.
u)	The Acquired Fund has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund that would question the right, power or capacity of: (a) the Acquired Fund to conduct its business as conducted now or at any time in the past; or (b) the Acquired Fund's ability to enter into this Agreement to consummate the transactions contemplated by this Agreement.

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4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

a)	The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.
b)	The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, the Acquiring Fund's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund's shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Acquiring Fund's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.
e)	Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The audited financial statements of the Acquiring Fund as of February 29, 2012, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.
g)	Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
h)	All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
i)	All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.
j)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

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k)	Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.
l)	The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
m)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
n)	The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
o)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or the Commonwealth of Massachusetts law for the execution of this Agreement by the Acquiring Fund, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, for itself and on behalf of the Acquiring Fund, except, in each case, for: (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under the Commonwealth of Massachusetts law; (ii) such other consents, approvals, authorizations and filings as have been made or received; and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
p)	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Acquired Fund will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund's Treasurer.

A-7

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Acquiring Fund will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Acquiring Fund's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

A-8

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Registration Materials shall have been mailed to the Acquired Fund Shareholders consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)	The transfer of all or substantially all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.
c)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.
d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.
e)	The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

A-9

Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Acquired Fund will pay the following direct proxy information statement expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials; and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. In addition, to the extent that any disposition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. Federated Investment Management Company or its affiliates will pay all remaining direct and indirect expenses associated with the Acquired Fund's and Acquiring Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1	The Acquiring Fund and the Acquired Fund agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
10.2	Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the Acquiring Fund or Acquired Fund on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, or their respective trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquired Fund, on behalf of the Acquired Fund, and the Acquiring Fund, on behalf of the Acquiring Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

A-10

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, trust or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund or Acquired Fund personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of the Acquiring Fund and Acquired Fund, as applicable. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Fund and Acquired Fund, as applicable, on behalf of the Funds and signed by authorized officers of the Acquiring Fund and Acquired Fund, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust of the Acquiring Fund and Acquired Fund, as applicable.

A-11

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

By:

Name: John W. McGonigle

Title: Secretary

FEDERATED U.S. GOVERNMENT BOND FUND

By:

Name: John W. McGonigle

Title: Secretary

A-12

Financial Highlights – FUSGBF – Service Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 2/29/2012	Year Ended August 31,
		2011	2010[1]	2009	2008	2007
Net Asset Value, Beginning of Period	$9.75	$12.40	$11.31	$11.33	$11.04	$11.14
Income From Investment Operations:
Net investment income	0.08	0.28	0.34	0.38	0.47	0.50
Net realized and unrealized gain (loss) on investments and futures contracts	0.42	(0.49)	1.68	0.37	0.44	0.03
TOTAL FROM INVESTMENT OPERATIONS	0.50	(0.21)	2.02	0.75	0.91	0.53
Less Distributions:
Distributions from net investment income	(0.08)	(0.28)	(0.35)	(0.38)	(0.47)	(0.50)
Distributions from net realized gain on investments and futures contracts	(0.30)	(2.16)	(0.58)	(0.39)	(0.15)	(0.13)
TOTAL DISTRIBUTIONS	(0.38)	(2.44)	(0.93)	(0.77)	(0.62)	(0.63)
Net Asset Value, End of Period	$9.87	$9.75	$12.40	$11.31	$11.33	$11.04
Total Return[2]	5.10%	(0.16)%	19.19%	6.46%	8.42%	4.90%
Ratios to Average Net Assets:
Net expenses	1.30%[3]	1.29%	1.14%	0.91%	0.91%	0.91%
Net investment income	1.58%[3]	2.71%	3.06%	3.28%	4.14%	4.52%
Expense waiver/reimbursement[4]	0.14%[3]	0.42%	0.08%	0.36%	0.38%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$52,698	$41,685	$101,838	$70,686	$76,218	$72,390
Portfolio turnover	95%	158%	162%	45%	32%	9%
1	Beginning with the year ended August 31, 2010, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

B-1

Financial Highlights – FTRGBF – Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.27	$11.32	$11.36	$11.20	$10.67
Income From Investment Operations:
Net investment income	0.27	0.30	0.40	0.50	0.53
Net realized and unrealized gain (loss) on investments and futures contracts	0.63	0.05	(0.02)	0.16	0.53
TOTAL FROM INVESTMENT OPERATIONS	0.90	0.35	0.38	0.66	1.06
Less Distributions:
Distributions from net investment income	(0.27)	(0.30)	(0.39)	(0.50)	(0.53)
Distributions from net realized gain on investments	(0.10)	(0.10)	(0.03)	—	—
TOTAL DISTRIBUTIONS	(0.37)	(0.40)	(0.42)	(0.50)	(0.53)
Net Asset Value, End of Period	$11.80	$11.27	$11.32	$11.36	$11.20
Total Return[1]	8.08%	3.11%	3.40%	6.07%	10.28%
Ratios to Average Net Assets:
Net expenses	0.28%	0.28%	0.26%	0.26%	0.26%
Net investment income	2.22%	2.60%	3.42%	4.43%	4.95%
Expense waiver/reimbursement[2]	0.17%	0.17%	0.22%	0.38%	0.39%
Supplemental Data:
Net assets, end of period (000 omitted)	$691,854	$672,907	$647,680	$464,550	$458,053
Portfolio turnover	152%	68%	75%	47%	77%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	103%	68%	71%	42%	55%
1	Based on net asset value.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

B-2

Financial Highlights – FTRGBF – Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.27	$11.32	$11.36	$11.20	$10.67
Income From Investment Operations:
Net investment income	0.23	0.26	0.36	0.46	0.50
Net realized and unrealized gain (loss) on investments and futures contracts	0.63	0.06	(0.02)	0.16	0.53
TOTAL FROM INVESTMENT OPERATIONS	0.86	0.32	0.34	0.62	1.03
Less Distributions:
Distributions from net investment income	(0.23)	(0.27)	(0.35)	(0.46)	(0.50)
Distributions from net realized gain on investments	(0.10)	(0.10)	(0.03)	—	—
TOTAL DISTRIBUTIONS	(0.33)	(0.37)	(0.38)	(0.46)	(0.50)
Net Asset Value, End of Period	$11.80	$11.27	$11.32	$11.36	$11.20
Total Return[1]	7.71%	2.76%	3.05%	5.71%	9.92%
Ratios to Average Net Assets:
Net expenses	0.62%	0.62%	0.60%	0.60%	0.60%
Net investment income	1.74%	2.26%	3.10%	4.06%	4.62%
Expense waiver/reimbursement[2]	0.33%	0.32%	0.37%	0.51%	0.51%
Supplemental Data:
Net assets, end of period (000 omitted)	$622,581	$158,495	$173,789	$144,068	$112,299
Portfolio turnover	152%	68%	75%	47%	77%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	103%	68%	71%	42%	55%
1	Based on net asset value.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

B-3

Management's Discussion of Fund Performance (unaudited) – FTRGBF

The Fund's total return, based on net asset value, for the 12-month reporting period ended February 29, 2012, was 8.08% for the Institutional Shares and 7.71% for the Service Shares. The Barclays Government Bond Index (BGB),1 the Fund's broad-based securities market index, returned 8.85% during the same period. The Fund's total return reflected actual cash flows, transaction costs and other expenses not reflected in the total return of the BGB.

The following discussion will focus on the performance of the Fund's Institutional Shares. The 8.08% total return of the Institutional Shares consisted of 2.49% in taxable dividends and 5.59% in appreciation in the net asset value of the shares.

During the reporting period, the most significant factors affecting the Fund's performance were: (a) duration;2 (b) yield curve; and (c) security selection.

MARKET OVERVIEW

During the reporting period, Treasury yields declined appreciably. Initially, rates were driven downward due to concerns of soft growth; however, rates remained repressed even as growth rebounded due to central bank actions and continued euro zone concerns. Waves of unrest swept over the Middle Eastern region of the world in spring 2011, toppling long-entrenched rulers and governments in Tunisia, Egypt, Yemen and Libya while raising uncertainty over what forms of government would follow the deposed regimes. Not surprisingly, oil prices spiked to a multi-year high due to potential energy supply disruptions from the Middle East, which contains over one-half of the world's oil reserves.

The natural disaster in Japan exacted a massive human toll while disrupting economic supply chains worldwide. Companies across the globe were impacted by production losses from quake-damaged Japanese suppliers, leading to reduced output. In addition to the natural disaster, concerns of governmental fiscal disasters grew.

The risk of selected European sovereign defaults grew along with their burgeoning debt levels. The spillover effect on European banks and financial system risk caused investors to flee to the safety of U.S. Treasury securities. Multiple government policy summits convened as European policy makers sought an elusive resolution. Yields rose for many European governments as investor willingness to finance deeply indebted nations ebbed. Ultimately, central banks acted across the globe to increase liquidity and reduce near-term default risk.

The European Central Bank initiated a long-term refinancing operation which offered banks access to capital at a very low cost in order to support funding of government debt. In the U.S., the Federal Reserve (the “Fed”) commenced “Operation Twist” which entails the sale of short-maturity Treasuries and the simultaneous purchase of long-term Treasury debt in an attempt to repress Treasury yields. Combined with mortgage-backed security (MBS) purchases financed with paydowns from the Fed's MBS portfolio, the Fed aimed to maintain market yields at historically low rates.

Economic growth showed marked improvement during the period as employment growth posted notable gains and the unemployment rate fell from 8.9% to 8.3%. The U.S. economy added over two million jobs during the period as the pace of hiring increased. Despite the positive trend, Treasury yields remained near historical lows. Specifically, 10-year Treasury yields decreased 146 basis points while the 2-year Treasury yield fell 39 basis points.3

DURATION

Portfolio interest rate sensitivity was maintained below that of the BGB based on expectations for better economic performance accompanied by higher Treasury market yields. Although growth accelerated, rates declined during the period. As Treasury yields fell, Fund capital gains lagged that of the BGB due to the below-benchmark effective duration. Duration strategy, therefore, acted as a significant drag on Fund performance.

YIELD CURVE

Yield curve strategy incorporated the forecast of a flatter yield curve. Specifically, the Fund was positioned to benefit under a scenario where the yield differential between 2-year and 10-year Treasury yields compressed. In fact, the yield differential did decrease, as the 2- to 10-year Treasury yield spread contracted from 275 to 168 basis points. Consequently, yield curve strategy positively contributed to Fund performance.

1

Security selEction

Security selection in both agency debentures as well as Treasuries proved beneficial. Specifically, Treasury Inflation-Protected Securities and agency-issued commercial mortgage-backed securities performed well relative to nominal Treasury debt and agency notes, respectively.4 Thus, security selection positively affected Fund performance.

1	Barclays Capital changed the name of the BGB Index from “Barclays Capital Government Bond Index” to “Barclays Government Bond Index.” The BGB is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. The index is unmanaged, and it is not possible to invest directly in an index.
2	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than other securities of shorter durations.
3	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
4	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Total Return Government Bond Fund (the “Fund”) from February 28, 2002 to February 29, 2012, compared to the Barclays Government Bond Index (BGB).2

Average Annual Total Returns for the Period Ended 2/29/2012

Share Class	1 Year	5 Years	10 Years
Institutional Shares	8.08%	6.15%	5.48%
Service Shares	7.71%	5.80%	5.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

2

Growth of a $10,000 INVESTMENT – institutional shares

Growth of a $10,000 INVESTMENT – SERVICE SHARES

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BGB has been adjusted to reflect reinvestment of dividends on securities in the BGB.
2	Barclays Capital changed the name of the BGB Index from “Barclays Capital Government Bond Index” to “Barclays Government Bond Index.” The BGB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BGB is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

CUSIP 314284100
CUSIP 31429A105
CUSIP 31429A204

Q450948 (5/12)

Federated Securities Corp., Distributor

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

STATEMENT OF ADDITIONAL INFORMATION

June 26, 2012

ACQUISITION OF THE ASSETS OF

FEDERATED U.S. GOVERNMENT BOND FUND

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

BY AND IN EXCHANGE FOR SERVICE SHARES OF

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Statement of Additional Information dated June 26, 2012, is not a Prospectus. A Prospectus/Proxy Statement dated June 26, 2012, related to the above-referenced matter may be obtained from Federated Total Return Government Bond Fund and/or Federated U.S. Government Bond Fund by writing or calling Federated Total Return Government Bond Fund and/or Federated U.S. Government Bond Fund at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Federated U.S. Government Bond Fund, dated October 31, 2011.
2.	Statement of Additional Information of Federated Total Return Government Bond Fund, dated April 30, 2012.
3.	Audited Financial Statements of Federated U.S. Government Bond Fund, dated August 31, 2011.
4.	Audited Financial Statements of Federated Total Return Government Bond Fund, dated February 29, 2012.
5.	Unaudited Financial Statements of Federated U.S. Government Bond Fund, dated February 29, 2012.

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INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Federated U.S. Government Bond Fund, dated October 31, 2011, is incorporated by reference to Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A (File Nos. 811-4489 and 2-98494), which was filed with the Securities and Exchange Commission (SEC) on or about October 28, 2011. A copy may be obtained from the Federated U.S. Government Bond Fund at 1-800-341-7400.

The Statement of Additional Information of Federated Total Return Government Bond Fund dated April 30, 2012, is incorporated by reference to Federated Total Return Government Bond Fund, Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A (File Nos. 811-7309 and 33-60411) which was filed with the Securities and Exchange Commission on or about April 26, 2012. A copy may be obtained from the Federated Total Return Government Bond Fund at 1-800-341-7400.

The audited financial statements of Federated U.S. Government Bond Fund, dated August 31, 2011, are incorporated by reference to the Annual Report to shareholders of Federated U.S. Government Bond Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about October 25, 2011.

The audited financial statements of Federated Total Return Government Bond Fund, dated February 29, 2012, are incorporated by reference to the Annual Report to shareholders of Federated Total Return Government Bond Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about April 27, 2012.

The unaudited financial statements of Federated U.S. Government Bond Fund, dated February 29, 2012, are incorporated by reference to the Semi-Annual Report to shareholders of Federated U.S. Government Bond Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about April 25, 2012.

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FEDERATED U.S. GOVERNMENT BOND FUND

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

Investment Adviser
Federated Investment Management Company.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

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Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Q450950 (6/12)

Federated Securities Corp., Distributor

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

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